Exhibit 99.1

RedPrairie Commences Tender Offer to Acquire JDA Software

November 15, 2012, Atlanta, GA – RedPrairie today announced that its affiliate, RP Crown Acquisition Sub LLC, has commenced a cash tender offer to purchase all outstanding common shares of JDA Software Group, Inc. (NASDAQ: JDAS). As previously announced on November 1, 2012, entities affiliated with RedPrairie and JDA entered into a definitive merger agreement under which an affiliate of RedPrairie would acquire all outstanding shares of JDA common stock for $45.00 per share, in a transaction valued at approximately $1.9 billion.

Following the successful closing of the tender offer, shareholders of JDA will receive $45.00 in cash for each common share of JDA validly tendered and not properly withdrawn in the offer, without interest and less any required withholding taxes.

Affiliates of RedPrairie are filing with the Securities and Exchange Commission (SEC) today a tender offer statement on Schedule TO, including an Offer to Purchase and related Letter of Transmittal, setting forth in detail the terms of the tender offer. Additionally, JDA is filing with the SEC today a solicitation/recommendation statement on Schedule 14D-9 setting forth in detail, among other things, the recommendation of the JDA Board of Directors by unanimous vote that JDA’s shareholders accept the tender offer and tender their shares.

The tender offer is scheduled to expire at 11:59 p.m., New York time, on December 13, 2012, unless extended in accordance with the merger agreement and applicable rules and regulations of the SEC. The tender offer and merger are subject to customary closing conditions, including the satisfaction of the minimum tender condition in the tender offer that at least 79% of JDA’s outstanding shares on a fully diluted basis be tendered, and clearance from antitrust regulatory authorities.

The Information Agent for the tender offer is MacKenzie Partners. JDA shareholders who need additional copies of the tender offer statement and related materials or who have questions regarding the offer should contact the Information Agent toll-free at (800) 322-2885.

Greenhill & Co. is serving as financial advisor to RedPrairie and dealer manager for the tender offer, and Fried, Frank, Harris, Shriver & Jacobson LLP is acting as legal counsel. Credit Suisse also served as a financial advisor to RedPrairie.

RedPrairie Contact Information:

Brunswick Group

Shahed Larson / Charlotte McCrum

+1 (212) 333-3810

About RedPrairie

For more than 35 years, RedPrairie’s best-of-breed supply chain, workforce and all-channel retail solutions have put commerce in motion for the world’s leading companies. Installed in over 60,000 customer sites across more than 50 countries, RedPrairie solutions adapt to help ensure visibility and collaboration between manufacturers, distributors, retailers and consumers. RedPrairie is prepared to meet its customers’ current and future demands with multiple delivery options, flexible architecture and 24/7 technical and customer support. For a world in motion, RedPrairie is commerce in motion.

To learn more about how RedPrairie solutions can optimize your inventory, improve employee productivity or increase sales, visit RedPrairie.com or email info@redprairie.com.

RedPrairie is a registered trademark of RedPrairie Corporation. © 2012 RedPrairie Corporation. All Rights Reserved. Other product and service names mentioned herein are the trademarks of their respective owners.

Notice to Investors

This press release is neither an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to buy the outstanding shares of common stock of JDA Software Group, Inc. (“JDA”) is being made pursuant to a tender offer statement on Schedule TO containing an offer to purchase, form of letter of transmittal and related materials filed by RP Crown Acquisition Sub, LLC (“Purchaser”), a direct wholly-owned Delaware subsidiary of RP Crown Parent, LLC, with the U.S. Securities and Exchange Commission (SEC) on November 15, 2012. JDA has filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer on November 15, 2012. The tender offer statement (including the offer to purchase, related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement contain important information that should be read carefully before making any decision to tender securities in the tender offer. These materials have been or will be sent free of charge to all stockholders of JDA. Investors may also obtain a free copy of these materials (and all other tender offer documents filed with the SEC) on the SEC’s website: www.sec.gov. The Schedule TO (including the offer to purchase and related materials) and the Schedule 14D-9 (including the solicitation/recommendation statement), may also be obtained for free by contacting MacKenzie Partners, Inc., the information agent for the tender offer, at (800) 322-2885.

Additional Disclaimers Made by JDA Software Group, Inc.

Forward Looking Statements

This document may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of JDA Software Group, Inc. (“JDA”) and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for JDA’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of JDA stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of JDA’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in JDA’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, the tender offer documents filed by RP Crown Acquisition Sub, LLC and certain of its affiliates, and the solicitation/recommendation statement filed by JDA. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by JDA with the SEC by contacting JDA Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. JDA does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

This document is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of JDA common stock has been made pursuant to a tender offer statement on Schedule TO, containing an Offer to Purchase and related tender offer documents, filed by RP Crown Acquisition Sub, LLC and certain of its affiliates with the SEC on November 15, 2012. On November 15, 2012, JDA filed a

Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. These documents contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. The tender offer materials (and all other materials filed by JDA with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by JDA with the SEC by contacting JDA Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of JDA by an affiliate of RedPrairie Corporation. In connection with the potential one-step merger, JDA will file a Proxy Statement on Schedule 14A with the SEC. Additionally, JDA will file other relevant materials with the SEC in connection with the proposed acquisition of JDA pursuant to the terms of an Agreement and Plan of Merger dated as of November 1, 2012 by and between JDA, RP Crown Parent, LLC and RP Crown Acquisition Sub, LLC. THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF JDA ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials filed by JDA with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After JDA’s filing thereof, investors and stockholders will also be able to obtain free copies of the Proxy Statement from JDA by contacting JDA Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

JDA and its directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of JDA’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of JDA’s executive officers and directors in the solicitation by reading JDA’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 4, 2012, JDA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of JDA’s potential participants, which may, in some cases, be different than those of JDA’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

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